UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2011

Regal Entertainment Group

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On January 4, 2011, Regal Entertainment Group (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated January 4, 2011, between the Company and Credit Suisse Securities (USA) LLC, as underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell $150.0 million in aggregate principal amount of the Company’s 9.125% senior notes due 2018 (the “New Notes”).  The Underwriting Agreement includes customary representations, warranties and covenants.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities.

The New Notes will be issued under the Indenture (the “Indenture”) entered into by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), dated August 16, 2010, as supplemented by the First Supplemental Indenture (the “Supplemental Indenture”), entered into by and between the Company and the Trustee, dated January 7, 2011.  The New Notes will constitute additional securities under the Indenture and will be treated as a single series with, and will have the same terms as, and will be fungible with, the $275.0 million aggregate principal amount of the Company’s 9.125% senior notes due 2018 previously issued under the Indenture on August 16, 2010 (the “Existing Notes,” and together with the New Notes, the “Notes”).

The Notes will bear interest at a rate of 9.125% per year, payable semiannually in arrears in cash on February 15 and August 15 of each year.  The Notes mature on August 15, 2018.  The Notes will be the Company’s senior unsecured obligations.  They will rank on parity with all of the Company’s existing and future senior unsecured indebtedness and prior to all of the Company’s subordinated indebtedness.  The Notes will be effectively subordinated to all of the Company’s future secured indebtedness to the extent of the assets securing that indebtedness and to any indebtedness and other liabilities of the Company’s subsidiaries.  None of the Company’s subsidiaries will initially guarantee any of the Company’s obligations with respect to the Notes.

Prior to August 15, 2014, the Company may redeem all or any part of the Notes at its option at 100% of the principal amount plus a make-whole premium.  The Company may redeem the Notes in whole or in part at any time on or after August 15, 2014 at the redemption prices specified in the Indenture.  In addition, prior to August 15, 2013, the Company may redeem up to 35% of the original aggregate principal amount of Notes from the net proceeds of certain equity offerings at the redemption price specified in the Indenture.

If the Company undergoes a change of control (as defined in the Indenture), holders may require the Company to repurchase all or a portion of their Notes at a price equal to 101% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur additional indebtedness; (ii) pay dividends on or make other distributions in respect of its capital stock, purchase or redeem capital stock, or purchase, redeem or otherwise acquire or retire certain subordinated obligations; (iii) enter into certain transactions with affiliates; (iv) permit, directly or indirectly, it to create, incur, or suffer to exist any lien, except in certain circumstances; (v) create or permit encumbrances or restrictions on its ability to pay dividends or make distributions on its capital stock, make loans or advances to its subsidiaries (or the Company), or transfer any properties or assets to its subsidiaries (or the Company); and (vi) merge or consolidate with other companies or transfer all or substantially all of its assets.  These covenants are, however, subject to a number of important limitations and exceptions. The Indenture contains other customary terms, including, but not limited to, events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.  A copy of the Indenture was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2010 and is incorporated by reference herein.  A copy of the Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference herein.  The foregoing descriptions of the terms of the Underwriting Agreement, the Indenture and the Supplemental Indenture are qualified in their entirety by reference to these exhibits.

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Indenture and the Supplemental Indenture in Item 1.01 are incorporated herein by reference.

Item 8.01  Other Events.

On January 4, 2011, the Company issued a press release announcing the offering of the New Notes.  On January 4, 2011, the Company issued a separate press release announcing the pricing of the New Notes.  The full text of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated January 4, 2011, between Regal Entertainment Group and Credit Suisse Securities (USA) LLC, as underwriter
4.1

Indenture, dated August 16, 2010, between Regal Entertainment Group and Wells Fargo Bank, National Association (filed with the SEC as exhibit 4.1 to Regal Entertainment Group’s Current Report on Form 8-K on August 18, 2010, and incorporated by reference herein)

4.2	First Supplemental Indenture, dated January 7, 2011, between Regal Entertainment Group and Wells Fargo Bank, National Association
5.1	Opinion of Hogan Lovells US LLP
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
99.1	Regal Entertainment Group press release dated January 4, 2011
99.2	Regal Entertainment Group press release dated January 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: January 7, 2011	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Exec. VP, General Counsel & Secretary

Exhibit Index

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated January 4, 2011, between Regal Entertainment Group and Credit Suisse Securities (USA) LLC, as underwriter
4.1

Indenture, dated August 16, 2010, between Regal Entertainment Group and Wells Fargo Bank, National Association (filed with the SEC as exhibit 4.1 to Regal Entertainment Group’s Current Report on Form 8-K on August 18, 2010, and incorporated by reference herein)

4.2	First Supplemental Indenture, dated January 7, 2011, between Regal Entertainment Group and Wells Fargo Bank, National Association
5.1	Opinion of Hogan Lovells US LLP
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
99.1	Regal Entertainment Group press release dated January 4, 2011
99.2	Regal Entertainment Group press release dated January 4, 2011